UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2005

SOURCECORP, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

Segment Reporting

The Company realigned operations in certain of its reporting segments during the year ended December 31, 2004 in order to leverage management expertise, facilitate the reduction of costs, help maximize profitability and better align these operations with other operating units of similar core competencies.  The realignment resulted in certain operations being transferred from the Company’s Information Management and Distribution reportable segment to its Healthcare, Regulatory, and Legal Compliance reportable segment.  The Company is providing the following information to provide additional detail at the reportable segment level for the indicated periods.  Such information should be read in conjunction with the Company’s consolidated financial statements and the related notes thereto in the Annual Report on Form 10-K filed with the Commission on March 31, 2005.

The Company’s realigned segments are as follows (in thousands):

	Three Months Ended December 31, 2004 (Unaudited)
	Information Management and Distribution		Healthcare, Regulatory and Legal Compliance	Consolidated
Revenue	$48,292		$44,514	$92,806
Depreciation and amortization	2,605		965	3,570
Operating income (loss)	(476	)(1)	3,196	2,720
Interest expense	536		525	1,061
Income (loss) from continuing operations before income taxes	(1,182	)(1)	2,049	867

	Three Months Ended September 30, 2004 (Unaudited)
	Information Management and Distribution		Healthcare, Regulatory and Legal Compliance	Consolidated
Revenue	$48,138		$49,536	$97,674
Depreciation and amortization	2,533		1,042	3,575
Operating income (loss)	(7,399	)(2)	6,202	(1,197)
Interest expense	413		409	822
Income (loss) from continuing operations before income taxes	(7,760	)(2)	5,539	(2,221)

	Three Months Ended June 30, 2004 (Unaudited)
	Information Management and Distribution	Healthcare, Regulatory and Legal Compliance	Consolidated
Revenue	$50,027	$47,920	$97,947
Depreciation and amortization	2,408	887	3,295
Operating income	4,975	7,069	12,044
Interest expense	357	341	698
Income from continuing operations before income taxes	4,555	6,543	11,098

	Three Months Ended March 31, 2004 (Unaudited)
	Information Management and Distribution		Healthcare, Regulatory and Legal Compliance	Consolidated
Revenue	$48,026		$48,850	$96,876
Depreciation and amortization	2,421		889	3,310
Operating income (loss)	(1,396	)(3)	6,424	5,028
Interest expense	340		320	660
Income (loss) from continuing operations before income taxes	(1,628	)(3)	5,881	4,253

	Twelve Months Ended December 31, 2004
	Information Management and Distribution		Healthcare, Regulatory and Legal Compliance	Consolidated
Revenue	$194,483		$190,820	$385,303
Depreciation and amortization	9,967		3,783	13,750
Operating income (loss)	(4,296	)(4)	22,891	18,595
Interest expense	1,646		1,595	3,241
Income (loss) from continuing operations before income taxes	(6,015	)(4)	20,012	13,997

(1)   Includes investigation related expenses of approximately $2.0 million.

(2)   Includes the effect of the contingent consideration overpayment, which negatively impacted third quarter earnings by approximately $10.2 million as discussed in Item 8. Financial Statements - Note 3. Restatement of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC on March 31, 2005.

(3)   Includes the effect of the settlement of a legal matter related to Mattel, Inc., which negatively impacted first quarter earnings by approximately $3.9 million as discussed in Item 8. Financial Statements - Note 17. Commitments and Contingencies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC on March 31, 2005.

(4)   Includes the effects of the issues noted in footnotes (1), (2) and (3) above.

The information set forth above shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 1, 2005, the Company issued a press release announcing the filing of its Annual Report on Form 10-K for the year ended December 31, 2004 and the completion of the restatement of its financial information for its 2001, 2002, 2003 and 2004 fiscal years, and providing information concerning its Nasdaq listing status.  A copy of the press release is attached hereto as Exhibit 99.1.

The statements in this Current Report that are not historical fact are forward-looking statements that involve risks and uncertainties, which could cause actual results to differ materially from such forward-looking statements.  These forward-looking statements include, but are not limited to, the statements relating to the anticipated impact of adjustments to our restated financial statements and our investigation, any financial estimates, projections, and estimates of future contract values, if any, included in this Current Report.  The aforementioned risks and uncertainties include, without limitation, the results of the Company’s ongoing SEC investigation, the potential customer impact of the results of our investigation, the risks of integrating our operating companies, of the timing and magnitude of technological advances, of the occurrences of a diminution in our existing customers’ needs for our services, of a change in the amount companies outsource business processes, of the impact to margins resulting from a change in revenue mix as well as the risks detailed in the Company’s filings with the Securities and Exchange Commission, including without limitation, those detailed under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K.  The Company disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise, except as required by law.

In accordance with General Instruction B.2 of Form 8-K, the information set forth above under Item 2.02 and Item 7.01 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

99.1	Press release dated April 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2005

SOURCECORP, INCORPORATED

	By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit

Number	Description

99.1	Press release dated April 1, 2005